UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2009

HEALTHMED SERVICES LTD.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-152-439
(Commission File Number)

N/A
(IRS Employer Identification No.)

1905 South Eastern Avenue, Las Vegas, Nevada
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 480.229.3668

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 18, 2009, we filed a Form 8-K reporting that we had dismissed Moore & Associates, Chartered as our independent registered public account firm on August 7, 2009. On September 2, 2009, we received a letter from the Securities and Exchange Commission informing us that on August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered, because of violations by Moore and Associates, Chartered of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non cooperation with a PCAOB investigation.

On August 7, 2009, the date that we dismissed Moore and Associates, Chartered as our independent registered public accountant, we were not aware of the action taken by the PCAOB against Moore and Associates, Chartered.

As previously reported, our board of directors approved the dismissal of Moore and Associates, Chartered. None of the reports of Moore and Associates, Chartered on our financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

As previously reported, during our two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

We have requested Moore and Associates, Chartered to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above information. We have been advised by Moore and Associates, Chartered as of the date of the filing of this Current Report on Form 8-K/A  that we will not be issued an amended Exhibit 16 letter.

As previously reported, on August 7, 2009, we engaged Seale and Beers, CPAs as our independent accountant. Subsequent to this, our board of directors elected not to proceed with the engagement of Seale and Beers, CPAs and engaged Gruber & Co LLC as our new independent registered public account firm. During the two most recent fiscal years and the interim periods preceding the engagement, we have not consulted Gruber & Co LLC on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements. Neither was a written report provided by Gruber & Co LLC nor oral advice provided that Gruber & Co LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or was there any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHMED SERVICES LTD.

/s/ Georgios Polyhronopoulos
Georgios Polyhronopoulos
President, Secretary, Treasurer and Director

Date: September 9, 2009